UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  07/19/2007

CNB BANCORP INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-50729

Virginia	54-2059214
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

11407 Windsor Blvd.
Windsor, VA 23487
(Address of principal executive offices, including zip code)

(757) 242-4422
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The board of directors voted to amend CNB Bancorp's bylaws effective for the year 2007 and subsequent years. The amendment adds a director attendance provision to our bylaws which states all directors are expected to attend 75% of all scheduled board and assigned committee meetings. Failure to maintain such attendance may be considered cause for resignation or removal from the board by a majority vote of the directors.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNB BANCORP INC.

Date: July 23, 2007	By:	/s/ Elizabeth T. Beale
Elizabeth T. Beale
Vice President, CFO & Cashier